FIRST AMENDMENT dated as of June 14,1999 (this
                  "Amendment") to the Credit Agreement dated as of February 26, 1999, among PLAYBOY ENTERPRISES, INC. (formerly known as New Playboy, Inc.), a Delaware corporation (the "Company"), PET HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), the Lenders (as defined in Article I thereof), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), and as issuing bank (in such capacity, the "Issuing Bank").

            A. The Company and PHI have requested that the Lenders enter into this Amendment to amend certain provisions of the Credit Agreement. The Lenders are willing to enter into this Amendment, subject to the terms and conditions of this Amendment.

            B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the agreements, provisions and consents herein contained, the parties hereto hereby agree as follows:

            SECTION 1. Amendment to Section 1.01 of the Credit Agreement.
Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

            "'First Amendment Effective Date' shall mean the date on which each condition to effectiveness set forth in Section 9 of the First Amendment dated as of June 14, 1999 to this Agreement has been satisfied."

            "'Option' shall mean a call option the value of which is a function of the value of the Philadelphia Semiconductor index and the relevant exercise price."

            "'Options Transactions' shall mean the simultaneous purchase of approximately 15,000 Options and sale of an equal number of Options, in each case (a) with the same expiry date, (b) with an exercise price not in excess of $35 for the initial transaction and not in excess of $40 in any subsequent transactions, (c) with an exercise price not in excess of $5 less or greater than that of the offsetting Options for the initial transaction and not in excess of $10 less or greater than that of the offsetting Options in any subsequent transactions and (d) in the case of the initial transaction, purchased or sold at a time when the Philadelphia Semiconductor Index is valued at not less than $350."

            "'Unhedged Exposure' shall mean that at any time prior to the expiry of any Options, the Company fails to hold a like number of offsetting Options meeting all the requirements set forth in the definition of 'Options Transactions.'"

            SECTION 2. Amendment to Section 5.10 of the Credit Agreement.
Section 5.10 of the Credit Agreement is hereby amended by deleting "90th" therefrom and replacing it with "135th".

            SECTION 3. Amendment to Article V of the Credit Agreement. Article V of the Credit Agreement is hereby amended by inserting at the end thereof the following:

            "SECTION 5.12. Payment of Fees and Expenses. Within 30 days after the First Amendment Effective Date pay to the Administrative Agent all fees and other amounts due and payable in connection with the First Amendment dated as of June 14, 1999 to this Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses."

            SECTION 4. Amendment to Section 6.01 of the Credit Agreement.
Section 6.01 of the Credit Agreement is hereby amended by inserting immediately following the phrase "under Section 5.10" in clause (f) thereof the following:

            ", incurred as part of the Options Transactions (to the extent such transactions constitute Hedging Agreements)".

            SECTION 5. Amendment to Section 6.02 of the Credit Agreement.
Section 6.02 of the Credit Agreement is hereby amended by deleting the word "and" from clause (s) thereof, and by deleting the period at the end of clause
(t) thereof and replacing it with the following:

            "; and (u) the Lien on the Options granted to Bear, Stearns & Co. Inc. (or one of its Affiliates) pursuant to the OTC Agreement as part of the Options Transactions."

            SECTION 6. Amendment to Section 6.04 of the Credit Agreement.
Section 6.04 of the Credit Agreement is hereby amended by deleting the word "and" from clause (p) thereof, and by deleting the period at the end of clause
(q) thereof and replacing it with the following:

            "and (r) during the period of 90 days immediately following the First Amendment Effective Date, investments by the Company made as part of the Options Transactions in an aggregate amount not to exceed $20,000,000."

            SECTION 7. Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended by inserting at the end thereof the following:

            "SECTION 6.18. Unhedged Exposure. Permit at any time Unhedged Exposure in connection with the Options Transactions."

            SECTION 8. Representations and Warranties. Each of the Company and PHI hereby represents and warrants to each Lender, on and as of the First Amendment Effective Date, that:

            (a) This Amendment has been duly authorized, executed and delivered by each of the Company and PHI, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of each of the Company and PHI, enforceable in accordance with its terms.

            (b) After giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing.

            SECTION 9. Conditions to Effectiveness. This Amendment shall become effective when the following conditions are satisfied:

            (a) The Administrative Agent shall have received counterparts hereof executed by the Company, PHI and the Required Lenders.

            (b) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Financial Officer of the Company, confirming that after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, with the same effect as though made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, and
(ii) no Default or Event of Default has occurred and is continuing.

            SECTION 10. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                       PLAYBOY ENTERPRISES, INC.
                                       (formerly known as New Playboy, Inc.),


                                       by

                                          /s/ Robert D. Campbell
                                       -----------------------------------------
                                       Name: Robert D. Campbell
                                       Title: V.P., Treasurer

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                                                                              4


                                       PEI HOLDINGS, INC.,


                                       by

                                       /s/ Robert D. Campbell
                                       -----------------------------------------
                                       Name: Robert D. Campbell
                                       Title: Treasurer

                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Administrative Agent,
                                       Collateral Agent and Issuing Bank,

                                       by

                                       -----------------------------------------
                                       Name:
                                       Title:

                                       by

                                       -----------------------------------------
                                       Name:
                                       Title:

                                       ING (U.S.) CAPITAL LLC, individually and as Syndication Agent,

                                       by

                                       -----------------------------------------
                                       Name:
                                       Title:

                                       LASALLE NATIONAL BANK,

                                       by

                                       -----------------------------------------
                                       Name:
                                       Title:

                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS ASSOCIATION,

                                       by

                                       -----------------------------------------
                                       Name:
                                       Title: